Investor Presentation Quarter Ended March 31, 2012 Exhibit 99.1

This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4)
changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues;
(9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions, including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Cautionary Note Regarding Forward-Looking Statements

Alterra’s Franchise is Well Positioned For Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland, United
States, Lloyd's and Latin America
Strong franchise positions across multiple specialty
classes of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
Business mix shift towards shorter-tail lines
5 year average combined ratio (including cats) of 91.2%
Liquid balance sheet with conservative reserving track record
Shareholders’ equity ~ $2.8 billion at 3/31/12
Low operating and financial leverage
S&P rating and AM Best ratings of “A”
Proven track record of active capital management
Q1 2012 repurchases of $48.8 million and dividends of
$14.0 million, or 2.2% of 1/1/12 shareholders’ equity
2011 repurchases of $223.3 million and dividends of
$54.5 million, or 9.5% of 1/1/11 shareholders’ equity
Raised quarterly dividend by 17% in August 2011 to $0.14
per share
2011 GPW
Short- Tail
Long-Tail
56%
44%
Insurance
43%
Reinsurance
57%

First Quarter 2012 Results
First quarter 2012 net operating diluted EPS
of $0.66 per share
P&C gross premiums written grew 5.3% to
$660.9 million
Driven by growth in all our segments
except our reinsurance segment
Net investment income of $58.7 million
compared to $57.8 million in 2011
Combined ratio of 92.6% compared to
112.5% in 2011
Diluted book value per share of $27.67 at
3/31/12 up from $26.91 at 12/31/11
Q1 2012 impacted by $9.2 million of income
from our investment in New Point IV.
Generated from equity earnings and fee
income.
P&C GPW
(5.3% increase)
112.5%
92.6% Combined Ratio
Diluted Book Value per Share
(3.0% increase)
$26.91
$27.67
Dec 31, 2011 Mar 31, 2012
$627.4
$660.9
Mar 31, 2011 Mar 31, 2012
Growth in Book Value
Expansion into new lines and regions

2011 global industry cat losses were over $105 billion
Market stressed by historic low returns on invested assets
Cash flow levels deteriorating
Industry reserve redundancies diminishing
Property cat underwriting markets improving
Casualty lines showing flat to modest improvement
Pricing poised to positively move further with the next catalyst
Market Transitioning . . .
Alterra is positioned to be a beneficiary of improving market conditions

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America  Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point
2011
Lloyd’s
Property Direct &
Facultative
U.S. Specialty
Excess Casualty

Reinsurance	Insurance	Lloyd's
Major Classes	> Auto > Aviation > General Casualty > Marine and Energy > Medical Malpractice > Professional Liability > Property > Surety, Credit and Political Risk > Whole Account > Workers' Compensation	> Aviation > Excess Casualty > Excess Liability > General Liability > Marine > Professional Liability > Property	> Accident & Health > Agriculture > Aviation > Casualty > Financial Institutions > Marine > Professional Lines > Property > Surety
Operating Regions	> Worldwide	> Worldwide	> Worldwide
Offices	> Bermuda > Bogotá > Buenos Aires > Dublin > London > Rio de Janeiro > Summit, NJ	> Atlanta > Bermuda > Chicago > Dallas > Dublin > Hamburg > London > New York > Richmond > San Francisco > Sebastopol, CA > Zurich	> London > Rio de Janeiro > Tokyo > Zurich

Alterra

7 Local Knowledge Global Reach

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$382.9
$389.4
$447.3
$370.1
$365.8
$66.8
2007
2008
2009
2010
2011
Q1 2012

$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$998.3
$900.4
$1,060.4
$870.4
$815.4
$318.4
$423.6
$345.2
419.5
487.1
2007
2008
2009
2010
2011
Q1 2012

Alterra

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Global Insurance
(10.1% of Q1 2012 P&C GPW)
Reinsurance
(48.1% of  Q1 2012 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
Q1 2012 GPW: $66.8 million
= pro forma
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
Q1 2012 GPW: $318.4 million
2%
4%
4%
1%
19%
45%
38%
4%
10%
36%
24%
2%
6%
5%

U.S. Insurance
(15.8% of Q1 2012 P&C GPW)
Alterra at Lloyd’s
(22.1% of Q1 2012 P&C GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
Excess/
General
Liability
Property
Agriculture
Aviation
Financial Institutions
Accident & Health
Q1 2012 GPW: $104.3 million Q1 2012 GPW: $146.1 million
Int’l Casualty
Marine
Professional  Liability
$194.3
$265.9
$324.0
$374.7
$104.3
$0.0
$100.0
$200.0
$300.0
$400.0
2008 2009 2010 2011 Q1 2012
$8.8
$129.0
$179.8
$253.1
$146.1
$0.0
$100.0
$200.0
$300.0
2008 2009 2010 2011 Q1 2012
12%
14%
2%
5%
33%
4%
28%
2%
33%
24%
11%
32%

10 Latin America (3.8% of Q1 2012 P&C GPW) …and Latin America Property Surety Marine General Liability Q1 2012 GPW: $25.3 million 10% 7% 65% 18% $44.8 $91.8 $25.3 $0.0 $100.0 2010 2011 Q1 2012

North America
Europe
Other
Reinsurance
Insurance
(1)
2011 GPW  = $1,904.1 million
____________________
(1) Includes Reinsurance segment, Life & Annuity reinsurance and reinsurance written through Lloyd’s platform.
Diversified and Balanced Business Mix
Global Platform
2011
Line of Business
2011
Auto
5%
Aviation
3%
Marine & Energy
6%
Agriculture
2%
Accident & Health
2%
Other Short -Tail
2%
Property
35%
Whole Account
2%
General Casualty
17%
Financial
Institutions
2%
Workers' Comp
2%
Medical
Malpractice
2%
Professional
Liability
20%
16%
10%
74%
57%
43%

____________________
Diversified Reinsurers Property Focused Reinsurers
Diversified Platforms Generate More Consistent Margins
Alterra has performed well within its diversified peer group with less volatility than property focused reinsurers
Alterra has had one of
the lowest combined
ratios of its peer group
Median
173% 57% 62% 90% 66% 84% 126% 94%
Median
115% 85% 83% 96% 86% 94% 115% 96%
Alterra 109% 94% 96% 99% 94% 91% 103% 98%
72%
99%
47%
23%
81%
60%
48%
144%
108%
154%
102%
75%
92%
73%
60%
201%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
2005 2006 2007 2008 2009 2010 2011 Average
84%
96%
85%
76%
84%
75%
77%
97%
110%
145%
103%
97%
106%
99%
94%
124%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
2005 2006 2007 2008 2009 2010 2011 Average
Source:  Company filings, SNL Financial.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, AWH, ENH, AHL, PTP, AGII and ALTE . Property focused reinsurers include RNR, VR, MRH and FSR.

3 Year Return on Equity
Alterra’s ROEs Have Been Less Volatile Than Most Peers
____________________
Source: JMP Research, SNL Financial. Three years ended December 31, 2011.
Alterra ROE reflects Pro-Forma data for Max and Harbor Point prior to the merger in May 2010.
ACGL
AHL
AXS
AWH
MRH
PRE
PTP
RNR
VR
ALTE
ENH
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
4% 6% 8% 10% 12% 14% 16%
Std. Dev.

Our strategy is to diversify our book of business so that property cat is one of many components of our business
Results demonstrate that we adequately manage our risk exposure
Our reserving process has been tested by large, recent loss events including:
2011 Australia floods, New Zealand earthquake, Japan
earthquake and tsunami, US spring storms, Hurricane Irene, Thai floods
2010 Chile earthquake, New Zealand earthquake
2008 Hurricanes Ike/Gustav
Superior Risk Management
Alterra’s losses from catastrophe events as a % of equity are below our peer group average

Peer PML’s as a Percent of Shareholder’s Equity
____________________
Source:  Dowling & Partners Research
Note: ALTE includes proportionate share of New Point Re IV. RNR and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.  All data is based on RMS 11.  RE and TRH utilize AIR.
0%
5%
10%
15%
20%
25%
30%
35%
FSR ENH VR ALTE AXS AHL ACGL AWH MRH TRH RE PTP
As of December 31, 2011
1 in 100 1 in 250

Losses Reported - $m
Percentage of January 1, 2011 Capital and Surplus

Alterra

2011 – “The Year of The Cat”
Alterra’s Ratio Of Losses To Equity Are Below The Peer Group
__________________
Source:  Company reports and SNL Financial
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
FSR PRE PTP MRH RE TRH AHL VR ENH RNR AGII ACGL AWH ALTE
Losses Percentage of January 1, 2011 Capital and Surplus

Losses Reported - $m
Percentage of January 1, 2010 Capital and Surplus

Alterra

2010 – Chile Earthquake / Windstorm Xynthia/
September New Zealand Earthquake
Alterra’s 2010 Losses Are Below Peer Group
____________________
0%
2%
4%
6%
8%
10%
0
50
100
150
200
250
300
350
400
450
FSR PTP (1) VR (2) RNR (3) MRH RE PRE AHL AXS (2) TRH (2) AWH
(2)(4)
ENH AGII
(1)(5)
ACGL(1) ALTE (6)
Ultimate Net Losses Reported Percentage of January 1, 2010 Capital and Surplus
17
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1)  Q2 net losses reflect Q1 estimates plus reported development, if any.
(2)  Q2 net losses reflect only losses from the Chilean earthquake.  Initial losses include the Chilean earthquake and Windstorm Xynthia.
(3)  Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4)  Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthia and the Australian hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5)  Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.

Losses Reported - $m
Percentage of June 30, 2008 Capital and Surplus

Alterra

2008 – Hurricanes Ike / Gustav
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Equity includes preferred shares, which subsequently converted to common shares.
(2) Results reflect Ike only.
(3) Equity includes preferred shares, which subsequently converted to common shares.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
0%
2%
4%
6%
8%
10%
12%
14%
0
50
150
200
250
300
350
400
450
VR FSR RNR MRH IPCR(1) PTP(1) ACGL AXS PRE(2) HP(3) AHL ENH ORH TRH(4) AWH RE MXGL
Ultimate Net Losses Reported Percentage of June 30, 2008 Capital and Surplus
100

PML goal of no more than 25% of starting capital in 1 in 250 year event
Adjust position as market pricing makes risk/reward attractive
Use RMS with “all switches on” and gross-up factors on standard model
Incorporate AIR, market share, industry and client historical loss data
Capture detailed location data and put a premium on data quality
Historically our losses for events have been close to expected ranges
PML and aggregate usage is incorporated into our pricing models
Key In-force PMLs as of January 1, 2012
US wind
1 in 100 year event - $496 million net loss (17.7% of 1/1/12 shareholders’
equity)
California earthquake
1 in 250 year event - $358 million net loss (12.7% of 1/1/12 shareholders’
equity)
Europe wind
1 in 100 year event - $144 million net loss (5.1% of 1/1/12 shareholders’
equity)
Cat Aggregate & PML Management

Reserve for Losses and Loss Expenses

Global Insurance Reinsurance U.S. Insurance Alterra at Lloyd’s Latin America
32% 33%
34% 36%
37%
37%
35%
35%
68%
67%
66%
64%
63%
63%
65%
65%
0
500
1,000
1,500
2,000
2,500
Q1 2012 Q4 2011 Q1 2012 Q4 2011 Q1 2012 Q4 2011 Q1 2012 Q4 2011 Q1 2012 Q4 2011
IBNR Case
$1,296 $1,286
$ 382 $357
$483
$451
$46 $34
$2,115 $2,088

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5 $153.3
Development as a
% of Net Reserves
prior to
development
0.3% 2.5% 4.1% 3.4% 3.4% 4.6%
Reserve Development History
($ in millions)
____________________
$1,840 $1,796
$2,128
$2,213
$2,985
$3,182
-
500
1,000
1,500
2,000
2,500
3,000
3,500
2006 2007 2008 2009 2010 2011
Net Loss Reserves
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.   Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

High Quality, Liquid Investment Portfolio
As of March 31, 2012
Alterra maintains a high quality, liquid portfolio
95.7% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments
Cash balance $844.7 million or 10.8% of portfolio
Average fixed income duration of approximately 4.2 years, including cash
60.0% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
68.9% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $365.1 million (5.5% of portfolio) – average rating of
AA+/Aa1
ABS of $264.5 million (4.0% of portfolio)
RMBS of $1,311.2 million (19.8% of portfolio) – 92.5% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $13.3 million of OTTI losses over the last eight
quarters
Carrying Value $7.8 billion
March 31, 2012
Cash
11%
Other
Investments
4%
Fixed Income
85%

European Government Holdings
Total European government holdings
represent $751.0 million, or 9.6%, of the
$7.8 billion investment portfolio.
No exposure to Greece, Portugal, Italy,
Ireland or Spain
European financial institutions
Total European financial institution
holdings represent $421.5 million, or
5.4%, of the $7.8 billion investment
portfolio.
Two largest holdings, which total $121.3
million, are with government-backed
financial institutions.
European Exposure
As of March 31, 2012
France
37%
Germany
33%
Netherlands
20%
Belgium
3%
United
Kingdom
6%
Denmark
1%
Other
1%
European
Investment
Bank
16%
KFW
13%
Credit Suisse
8%
Lloyds
6%
UBS
7%
BNP Paribas
5%
HSBC
5%
Barclays
6%
Other
34%

____________________
Note: Primary price / diluted book value multiple as of 5/9/12.
Well Positioned to Build Shareholder Value
Franchise positions in attractive specialty markets
Established operating platforms provide global access to business
Diversified business portfolio across casualty and property lines
Opportunistic approach – nimble and responsive to market trends
High-quality, liquid investment portfolio
Invested asset leverage intended to drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – price / diluted book value of 0.88x

25 Appendices

March 31, December 31,
2012 2011
Cash & Fixed Maturities 7,472 $                     7,528 $
Other Investments 333                            287
Premium Receivables 870                            715
Losses Recoverable 1,108                         1,068
Other Assets 793                            588
     Total Assets 10,576 $                   10,186 $
Property & Casualty Losses 4,323 $                     4,217 $
Life & Annuity Benefits 1,204                         1,191
Deposit Liabilities 151                            151
Funds Withheld 93                              112
Unearned Premium 1,222                         1,021
Senior Notes 441                            441
Other Liabilities 291                            244
     Total Liabilites 7,725 $                     7,377 $
Shareholders' Equity 2,851                         2,809
10,576 $                   10,186 $
Strong Balance Sheet
($ in millions)

YTD Results Comparison
($ in millions)
Quarter ended
Mar. 31, Mar. 31,
2012 2011
Gross Premiums Written 661 $            628 $
Net Premiums Earned 338 380
Net Investment Income 59 58
Net Realized and Unrealized Gains (Losses) on Investments 25 (19)
Other Than Temporary Impairment Charges (5) (1)
Other Income 5 1
Total Revenues 422 419
Total Losses, Expenses & Taxes 343 466
Net Income (Loss) 79 $              (47) $
Net Operating Income (Loss) 68 $              (25) $
Property & Casualty Underwriting
Loss Ratio 61.0% 80.2%
Expense Ratio 31.6% 32.3%
Combined Ratio 92.6% 112.5%

Quarter ended March 31, 2012
($ in millions)
Totals in table may not add due to rounding.  (1) Property and Casualty only.
Diversified Operating Platform
Property & Casualty
Global
Insurance
U.S.
Insurance Reinsurance
Alterra at
Lloyd's
Latin
America Total
Life & Annuity
Reinsurance Corporate Consolidated
Gross premiums written $66.8 $104.3 $318.4 $146.1 $25.3 $660.9 $0.4 - $          661.3 $
Reinsurance premiums ceded (43.3) (70.5) (59.5) (38.6) (12.6) (224.4) - - (224.5)
Net premiums written $23.5 $33.8 $258.9 $107.6 $12.7 $436.5 $0.4 - $          436.9 $
Earned premiums $94.1 $96.2 $194.7 $72.9 $19.5 $477.4 $0.4 - $          477.8 $
Earned premiums ceded (47.1) (40.5) (26.8) (20.0) (5.3) (139.7) - - (139.7)
Net premiums earned 47.0 55.8 167.9 52.9 14.2 337.8 0.4 - 338.2
Net losses and loss expenses (18.1) (37.6) (101.2) (38.7) (10.5) (206.0) - - (206.0)
Claims and policy benefits - - - - - - (13.5) - (13.5)
Acquisition costs (0.1) (7.7) (38.7) (9.4) (3.8) (59.6) (0.1) - (59.7)
General and administrative expenses (6.5) (12.3) (17.1) (9.1) (2.3) (47.1) - - (47.2)
Other income 0.8 0.1 4.4 5.3 - - 5.3
Underwriting income (loss) 23.2 (1.7) 15.4 (4.4) (2.3) 30.3 n/a - n/a
Net investment income 14.8 43.9 58.7
- 25.5 25.5
(5.4) (5.4)
Corporate other income
Interest expense (8.6) (8.6)
Net foreign exchange gains
Corporate general and administrative expenses (12.9) (12.9)
Income before taxes $1.6 $42.6 $74.4
Loss ratio 38.5% 67.3% 60.3% 73.2% 74.0% 61.0%
Acquisition cost ratio 0.1% 13.8% 23.0% 17.9% 26.4% 17.6%
General and administrative expense ratio 13.8% 22.0% 10.2% 17.2% 15.9% 14.0%
Combined ratio
(1)
52.4% 103.1% 93.4% 108.2% 116.2% 92.6%
Net realized and unrealized gains on
investments
Net impairment losses recognized in
earnings
- -
-
-
-
-